Exhibit 99.2

nLIGHT

Earnings Presentation
Q4 2022

February 23, 2023

Safe Harbor Statement

Certain statements in this release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as "outlook," "guidance," "expects," "intends," "projects," "plans," "believes," "estimates," "targets," "anticipates," and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA, and our business strategy and ability to grow our business, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to our ability to compete successfully in the markets for our products; changes in the markets we serve or in the global economy; our ability to increase our volumes and decrease our costs to offset potential declines in the average selling prices of our products; rapid technological changes in the markets that we participate in; our ability to develop and maintain products that can achieve market acceptance; our ability to generate sufficient revenues to achieve or maintain profitability in the future; our high levels of fixed costs and inventory and their effect on our gross profits and results of operations if demand for our products declines or we maintain excess inventory levels; widespread health crises, such as the COVID-19 pandemic, and their effect on our business, financial condition, or results of operations; our manufacturing capacity and operations and their suitability for future levels of demand; our reliance on a small number of customers for a significant portion of our revenues; our ability to manage risks associated with international customers and operations; the effect of government export and import controls on our ability to compete in international markets; our ability to protect our proprietary technology and intellectual property rights; fluctuations in our quarterly results of operations and other operating measures; and the effect on our business of claims, lawsuits, government investigations, other legal or regulatory proceedings, or commercial or contractual disputes that we are or may become involved in. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the "SEC"), including other risks, relevant factors and uncertainties identified in the "Risk Factors" section of nLIGHT's most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.

This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix.

This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

nLIGHT 2022 Business Highlights

- **2022 Revenue |** continued transition of business model
  - Total revenue declined 10% to $242M as China revenue declined 62% to less than 10% of revenue
  - US Government funded development revenue declined 23% to $49M due to timing of programs
  - Product revenue outside of China grew 14% to a record $171M
- **Markets |** progress in key opportunities outside of China
  - ***Microfabrication****: 11% y-o-y growth to customers outside of China*
  - ***Industrial****: 27% y-o-y growth to customers outside of China; new product introductions in cutting, welding and additive*
  - ***Aerospace & Defense:*** *significant milestone in key Directed Energy programs; well positioned for future opportunities*
- **Operations |** progress to support long-term profitable growth
  - Qualified automated US manufacturing
  - Implemented new ERP system
  - Restructured organization to better align with market opportunities

Vertically Integrated | Chip through beam control

Semiconductor Device	Semiconductor Fiber Coupled	Optical Fiber	Fiber Laser	Beam Control & Delivery







Percentages may not sum to 100% due to rounding.

Revenue | Record $221M of non-China revenue

Annual Revenue – Geography

$ Millions



$300
$250
$200
$150
$100
$50
$0
$101
38%
62%
$139
40%
60%
$191
37%
63%
$177
36%
64%
$223
32%
68%
$270
20%
80%
$242
9%
91%
2016
2017
2018
2019
2020
2021
2022
Geography
2022 vs. 2021 Change
-10%
China
-62%
Non-China
+3%

Percentages may not sum to 100% due to rounding.

Revenue | Non-China product growth increased 14% y-o-y

Annual Revenue – Product, Development and China



$ Millions
$300
$250
$200
$150
$100
$50
$0
$101
$63
$139
$83
$191
$115
$177
$104
$223
$114
$270
$151
$242
$171
2016
2017
2018
2019
2020
2021
2022
Market
2022 vs. 2021 Change
-10%
China
-62%
Development
-23%
Product (non-China)
+14%

nLIGHT

Note: Product excludes non-China development revenue.

Revenue | 93% of total revenue from non-China customers

Quarterly Revenue – Geography

$ Millions



$75
$60
$45
$30
$15
$0
$22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $61 $69 $72 $67 $64 $61 $60 $57
71% 59% 60% 60% 60% 57% 60% 62% 64% 54% 67% 68% 67% 62% 60% 65% 72% 59% 69% 72% 75% 73% 81% 89% 89% 92% 91% 93%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2016
2017
2018
2019
2020
2021
2022
Geography
Q4 '22 vs. Q4 '21 Change
-16%
China
-43%
Non-China
-13%

Percentages may not total to 100 due to rounding

Revenue | Focused on growing applications

Annual Revenue – Market



$ Millions
$300
$250
$200
$150
$100
$50
$0
CAGR 16%
$101
47%
34%
19%
2016
$139
44%
41%
15%
2017
$191
39%
43%
18%
2018
$177
32%
43%
24%
2019
$223
23%
38%
39%
2020
$270
26%
35%
39%
2021
$242
26%
38%
36%
2022

Market
2022 vs. 2021 Change
-10%

Microfabrication
-11%
+11% Non-China
-51% China

Industrial
-4%
+27% Non-China
-70% China

Aerospace/Defense
-16%
-4% Products
-23% Development

nLIGHT

Percentages may not sum to 100% due to rounding.

Revenue | By end market

Quarterly Revenue – By Market

$ Millions



Market
Q4 '22 vs. Q4 '21 Change
-16%

Microfabrication
-34%
-30% Non-China
-44% China

Industrial
+6%
+13% Non-China
- 40% China

Aerospace/Defense
-22%
-8% Products
-32% Development

nLIGHT

Percentages may not total to 100 due to rounding

Financial Update

Summary Financial Results | Revenue and Gross Margin

Full Year and Q4

$ Millions; % of Revenue

	Q4 2021	Q4 2022	2021	2022
Total Revenue	**$67.5**	**$56.7**	**$270.1**	**$242.1**
Products Revenue	50.9	45.4	206.2	192.7
Development Revenue	16.5	11.3	64.0	49.4
Gross Margin	**26.6%**	**10.2%**	**28.6%**	**21.0%**
Products Margin	33.1%	10.8%	35.6%	24.6%
Development Margin	6.5%	7.8%	6.2%	7.0%

nLIGHT

Gross Margin | Product and Development

Revenue and Gross Margin – Quarterly

$ Millions; % of Revenue



Revenue
Overall GM %
Products GM %
$80
$70
$60
$50
$40
$30
$20
$10
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
15%
24%
22%
29%
30%
31%
34%
33%
35%
34%
35%
36%
32%
33%
30%
23%
22%
25%
28%
30%
29%
29%
30%
27%
25%
25%
22%
10%
24%
24%
28%
32%
36%
36%
36%
37%
33%
30%
30%
26%
11%
Q1 Q2 Q3 Q4
2016
2017
2018
2019
2020
2021
2022

nLIGHT

Operating Expenses | R&D and SG&A

Operating Expenses (Non-GAAP)

$ Millions; % of Revenue



$20
$15
$10
$5
$0
50%
40%
30%
20%
10%
0%
SG&A
R&D
OpEx as % of Sales
$10.4 $11.4 $11.2 $12.5 $12.9 $13.0 $12.9 $14.2 $12.1 $12.8 $14.3 $14.7 $15.1 $17.6 $18.1 $18.8 $18.2 $19.3 $19.3 $19.5
6.1 6.7 6.3 6.7 7.0 7.2 6.9 7.3 6.0 6.2 6.4 6.5 7.1 7.7 7.8 8.4 8.1 9.0 10.1 8.6
4.3 4.7 5.0 5.8 5.9 5.8 6.0 6.9 6.1 6.5 7.9 8.2 8.1 9.9 10.3 10.4 10.1 10.3 9.2 10.9
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2018
2019
2020
2021
2022

nLIGHT

Note: Excluding stock-based compensation expense, amortization of purchased intangibles and acquisition and integration-related costs. See Appendix for a reconciliation to GAAP operating expenses.

Summary Financial Results | Profitability and Cash Flow

Full Year and Q4

$ Millions; % of Revenue

	Q4 2021	Q4 2022	2021	2022
Net Income (Loss)	($8.8)	($22.7)	($29.7)	($54.6)
Non-GAAP Net Income (Loss)*	(0.2)	(12.3)	10.7	(22.3)
Net Income (Loss) Per Share (diluted)	(0.20)	(0.50)	(0.70)	(1.23)
Non-GAAP Net Income (Loss) Per Share (diluted)*	(.01)	(0.27)	0.23	(0.50)
Adjusted EBITDA (non-GAAP)*	3.1	(9.5)	22.6	(8.8)
Cash Flow from (used in) Operations	(10.1)	0.0	(7.4)	(14.5)
Capital Expenditures	(7.6)	(4.9)	(19.3)	(21.4)

nLIGHT

* See Appendix for reconciliation to most directly comparable GAAP measure

Strong Balance Sheet and Working Capital Management



Cash and Debt Position ($M)
$200
$175
$150
$125
$100
$75
$50
$25
$0
$102
$186
$175
$166
$147
$135
$121
$113
$108
$0 $0 $0 $0 $0 $0 $0 $0 $0
Q420
Q221
Q421
Q222
Q422
Cash
Debt



Accounts Receivable ($M) and Days Sales Outstanding (DSO)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
70
60
50
40
30
20
10
0
38
47
45
46
52
55
61
67
65
$32 $32
$37 $36
$42
$37
$46
$44
$38
Q420
Q221
Q421
Q222
Q422
Accounts Receivable
DSO



Inventory ($M) and Days of Inventory (DOI)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
160
140
120
100
80
60
40
20
0
106
117
113
119
131
141
157
155
131
$55
$59
$63
$71
$74
$77
$80
$81
$68
Q420
Q221
Q421
Q222
Q422
Inventory
DOI

nLIGHT

Outlook | Q1 2023

- **Q1 2023 Revenues of $50 million to $56 million; midpoint of $53 million**
  - Laser Products: approximately $41 million at midpoint
  - Advanced Development: approximately $12 million at midpoint
- **Q1 2023 Gross Margin of 17% to 20%**
  - Laser Products: 20% to 24%
  - Advanced Development: approximately 7%
- **Q1 2023 Adjusted EBITDA of ($4) million to ($1) million**

nLIGHT

* We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

nLIGHT simply brilliant®

Appendix

Supplemental Information | Revenue and Gross Margin

nLight, Inc. (in thousands, except per share data)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Totals
Revenue:					
Products	$ 42,467	$ 51,705	$ 51,025	$ 46,162	$ 191,359
Development	-	-	-	-	-
Total revenue	42,467	51,705	51,025	46,162	191,359
Cost of revenue:					
Products	27,738	34,026	32,978	29,656	124,398
Development	-	-	-	-	-
Total cost of revenue	27,738	34,026	32,978	29,656	124,398
Gross profit:					
Products	14,729	17,679	18,047	16,506	66,961
Development	-	-	-	-	-
Total gross profit	14,729	17,679	18,047	16,506	66,961
Gross margin:					
Products	34.7 %	34.2 %	35.4 %	35.8 %	35.0 %
Development	-	-	-	-	-
Total gross margin	34.7 %	34.2 %	35.4 %	35.8 %	35.0 %

nLight, Inc. (in thousands, except per share data)	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 Totals
Revenue:					
Products	$ 41,861	$ 48,048	$ 43,814	$ 40,336	$ 174,059
Development	-	-	-	2,560	2,560
Total revenue	41,861	48,048	43,814	42,896	176,619
Cost of revenue:					
Products	28,347	32,177	30,852	30,637	122,013
Development	-	-	-	2,267	2,267
Total cost of revenue	28,347	32,177	30,852	32,904	124,280
Gross profit:					
Products	13,514	15,871	12,962	9,699	52,046
Development	-	-	-	293	293
Total gross profit	13,514	15,871	12,962	9,992	52,339
Gross margin:					
Products	32.3 %	33.0 %	29.6 %	24.0 %	29.9 %
Development	-	-	-	11.4 %	11.4 %
Total gross margin	32.3 %	33.0 %	29.6 %	23.3 %	29.6 %

nLight, Inc. (in thousands, except per share data)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Totals
Revenue:					
Products	$ 36,930	$ 45,104	$ 51,117	$ 51,690	$ 184,841
Development	6,285	7,034	10,615	14,014	37,948
Total revenue	43,215	52,138	61,732	65,704	222,789
Cost of revenue:					
Products	27,900	32,597	34,645	33,113	128,255
Development	5,814	6,485	9,927	12,944	35,170
Total cost of revenue	33,714	39,082	44,572	46,057	163,425
Gross profit:					
Products	9,030	12,507	16,472	18,577	56,586
Development	471	549	688	1,070	2,778
Total gross profit	9,501	13,056	17,160	19,647	59,364
Gross margin:					
Products	24.5 %	27.7 %	32.2 %	35.9 %	30.6 %
Development	7.5 %	7.8 %	6.5 %	7.6 %	7.3 %
Total gross margin	22.0 %	25.0 %	27.8 %	29.9 %	26.6 %

nLight, Inc. (in thousands, except per share data)	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 Totals
Revenue:					
Products	$ 47,335	$ 53,561	$ 54,393	$ 50,906	$ 206,195
Development	14,010	15,552	17,842	16,547	63,951
Total revenue	61,345	69,113	72,235	67,453	270,146
Cost of revenue:					
Products	30,395	34,240	34,193	34,039	132,867
Development	13,305	14,548	16,647	15,472	59,972
Total cost of revenue	43,700	48,788	50,840	49,511	192,839
Gross profit:					
Products	16,940	19,321	20,200	16,867	73,328
Development	705	1,004	1,195	1,075	3,979
Total gross profit	17,645	20,325	21,395	17,942	77,307
Gross margin:					
Products	35.8 %	36.1 %	37.1 %	33.1 %	35.6 %
Development	5.0 %	6.5 %	6.7 %	6.5 %	6.2 %
Total gross margin	28.8 %	29.4 %	29.6 %	26.6 %	28.6 %

nLight, Inc. (in thousands, except per share data)	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 Totals
Revenue:					
Products	$ 51,061	$ 48,180	$ 48,042	$ 45,375	$ 192,658
Development	13,398	12,647	12,051	11,304	49,400
Total revenue	64,459	60,827	60,093	56,679	242,058
Cost of revenue:					
Products	35,768	33,683	34,750	40,471	145,272
Development	12,514	11,759	11,267	10,425	45,966
Total cost of revenue	48,282	45,442	46,017	50,896	191,237
Gross profit:					
Products	15,293	14,497	13,292	4,904	47,386
Development	884	888	784	879	3,435
Total gross profit	16,177	15,385	14,076	5,783	50,821
Gross margin:					
Products	30.0 %	30.1 %	27.7 %	10.8 %	24.6 %
Development	6.6 %	7.0 %	6.5 %	7.8 %	7.0 %
Total gross margin	25.1 %	25.3 %	23.4 %	10.2 %	21.0 %

nLIGHT

GAAP to Non-GAAP Reconciliation | Operating Expenses

nLight, Inc. (in thousands, except per share data)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Totals	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 Totals
GAAP research and development ("R&D") expense	$ 4,283	$ 4,898	$ 5,475	$ 6,398	$ 21,054	$ 6,422	$ 6,494	$ 6,402	$ 8,819	$ 28,137
Non-GAAP adjustments:										
Stock-based compensation in R&D	(25)	(200)	(513)	(555)	(1,293)	(558)	(711)	(424)	(1,606)	(3,299)
Amortization of purchased intangibles	-	-	-	-	-	-	-	-	(328)	(328)
Non-GAAP R&D expense	$ 4,258	$ 4,698	$ 4,962	$ 5,843	$ 19,761	$ 5,864	$ 5,783	$ 5,978	$ 6,885	$ 24,510
GAAP selling, general and administrative ("SG&A") expense	6,239	7,232	7,483	7,890	28,844	8,144	8,572	7,257	10,139	34,111
Non-GAAP adjustments:										
Stock-based compensation in SG&A	(115)	(544)	(1,207)	(1,190)	(3,056)	(1,142)	(1,403)	(315)	(2,370)	(5,230)
Acqusition and integration-related costs	-	-	-	-	-	-	-	-	(470)	(470)
Non-GAAP SG&A expense	$ 6,124	$ 6,688	$ 6,276	$ 6,700	$ 25,788	$ 7,002	$ 7,169	$ 6,942	$ 7,299	$ 28,411

nLight, Inc. (in thousands, except per share data)	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 Totals	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2021 Totals	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 Totals
GAAP research and development ("R&D") expense	$ 8,538	$ 9,472	$ 11,126	$ 12,028	$ 41,164	$ 11,710	$ 14,282	$ 14,838	$ 13,984	$ 54,814	$ 13,711	$ 13,788	$ 12,716	$ 13,558	$ 53,773
Non-GAAP adjustments:															
Stock-based compensation in R&D	(1,782)	(2,275)	(2,545)	(3,101)	(9,703)	(2,918)	(3,708)	(3,782)	(3,025)	(13,433)	(3,122)	(3,117)	(3,169)	(2,267)	(11,675)
Amortization of purchased intangibles	(656)	(656)	(696)	(716)	(2,724)	(717)	(718)	(718)	(518)	(2,671)	(472)	(407)	(360)	(435)	(1,674)
Non-GAAP R&D expense	$ 6,100	$ 6,541	$ 7,885	$ 8,211	$ 28,737	$ 8,075	$ 9,856	$ 10,338	$ 10,441	$ 38,710	$ 10,117	$ 10,264	$ 9,187	$ 10,856	$ 40,424
GAAP selling, general and administrative ("SG&A") expense	7,700	9,633	10,010	11,905	39,248	11,714	15,057	13,316	12,623	52,710	10,775	11,914	13,741	11,828	48,258
Non-GAAP adjustments:															
Stock-based compensation in SG&A	(1,636)	(3,423)	(3,633)	(5,448)	(14,140)	(4,645)	(7,349)	(5,550)	(4,238)	(21,782)	(2,722)	(2,879)	(3,614)	(3,190)	(12,405)
Acqusition and integration-related costs	(50.00)	-	-	-	(50)	-	-	-	-	-	-	-	-	-	-
Non-GAAP SG&A expense	$ 6,014	$ 6,210	$ 6,377	$ 6,457	$ 25,058	$ 7,069	$ 7,708	$ 7,766	$ 8,385	$ 30,928	$ 8,053	$ 9,035	$ 10,127	$ 8,638	$ 35,853

nLIGHT

GAAP to Non-GAAP Reconciliation | Adjusted EBITDA, Net Income and EPS

nLight, Inc.
(in thousands, except per share data)

2018	Q1	Q2	Q3	Q4	Total
Net income (loss)	$ 2,916	$ 4,653	$ 4,009	$ 2,360	$ 13,938
Adjustments:					
Income tax expense (benefit)	1,149	848	839	764	3,600
Other (income) expense	(76)	42	537	(250)	253
Interest (income) expense, net	219	6	(298)	(655)	(728)
Depreciation and amortization	1,946	2,172	2,194	1,976	8,288
Stock-based compensation	162	806	1,903	1,934	4,805
Restructuring charges					
Adjusted EBITDA	$ 6,316	$ 8,527	$ 9,184	$ 6,129	$ 30,156
Net income (loss)	$ 2,916	$ 4,653	$ 4,009	$ 2,360	$ 13,938
Add back:					
Stock-based compensation (1)	162	806	1,903	1,934	4,805
Valuation allowance on foreign deferred tax assets	-	-	-	-	-
Acquisition and integration-related costs	-	-	-	-	-
Amortization of purchased intangibles	-	-	-	-	-
Restructuring charges					
Non-GAAP net income (loss)	$ 3,078	$ 5,459	$ 5,912	$ 4,294	$ 18,743
GAAP weighted-average shares outstanding	3,031	24,491	35,007	36,441	24,862
stock	24,642	7,940	-	-	8,056
Participating securities	-	-	-	-	-
Non-GAAP weighted-average number of shares, basic	27,673	32,431	35,007	36,441	32,918
Dilutive effect of common stock equivalents	4,492	5,265	5,325	4,798	5,097
Non-GAAP weighted-average number of shares, diluted	32,165	37,696	40,332	41,239	38,015
Non-GAAP net income (loss) per share, basic	$ 0.11	$ 0.17	$ 0.17	$ 0.12	$ 0.57
Non-GAAP net income (loss) per share, diluted	0.10	0.14	0.15	0.10	0.49

2019	Q1	Q2	Q3	Q4	Total
Net income (loss)	$ (1,235)	$ (155)	$ (778)	$ (10,716)	$ (12,884)
Adjustments:					
Income tax expense (benefit)	1,753	793	837	2,736	6,119
Other (income) expense	(820)	907	(90)	(532)	(535)
Interest (income) expense, net	(750)	(740)	(665)	(454)	(2,609)
Depreciation and amortization	2,212	2,269	2,313	2,770	9,564
Stock-based compensation	1,909	2,381	1,079	4,361	9,730
Restructuring charges					
Adjusted EBITDA	$ 3,069	$ 5,455	$ 2,696	$ (1,365)	$ 9,855
Net income (loss)	$ (1,235)	$ (155)	$ (778)	$ (10,716)	$ (12,884)
Add back:					
Stock-based compensation (1)	1,909	2,381	1,079	4,361	9,730
Valuation allowance on foreign deferred tax assets	-	-	-	3,423	3,423
Acquisition and integration-related costs	-	-	-	470	470
Amortization of purchased intangibles	-	-	-	328	328
Restructuring charges					
Non-GAAP net income (loss)	$ 674	$ 2,226	$ 301	$ (2,134)	$ 1,067
GAAP weighted-average shares outstanding	36,694	37,065	37,262	37,463	37,119
stock	-	-	-	-	-
Participating securities	-	-	444	-	319
Non-GAAP weighted-average number of shares, basic	36,694	37,065	37,706	37,463	37,438
Dilutive effect of common stock equivalents	4,585	4,391	4,016	-	4,360
Non-GAAP weighted-average number of shares, diluted	41,279	41,456	41,722	37,463	41,798
Non-GAAP net income (loss) per share, basic	$ 0.02	$ 0.06	$ 0.01	$ (0.06)	$ 0.03
Non-GAAP net income (loss) per share, diluted	0.02	0.05	0.01	(0.06)	0.03

2020	Q1	Q2	Q3	Q4	Total
Net income (loss)	$ (7,475)	$ (6,830)	$ (2,110)	$ (4,517)	$ (20,932)
Adjustments:					
Income tax expense (benefit)	905	418	(1,485)	502	340
Other (income) expense	116	298	(477)	(315)	(378)
Interest (income) expense, net	(283)	65	96	44	(78)
Depreciation and amortization	3,161	3,268	3,504	3,752	13,685
Stock-based compensation	3,763	6,037	6,683	8,981	25,464
Restructuring charges					
Adjusted EBITDA	$ 237	$ 3,256	$ 6,211	$ 8,447	$ 18,151
Net income (loss)	$ (7,475)	$ (6,830)	$ (2,110)	$ (4,517)	$ (20,932)
Add back:					
Stock-based compensation (1)	3,763	6,037	6,683	8,981	25,464
Valuation allowance on foreign deferred tax assets	-	-	-	-	-
Acquisition and integration-related costs	50	-	-	-	50
Amortization of purchased intangibles	656	656	696	716	2,724
Restructuring charges					
Non-GAAP net income (loss)	$ (3,006)	$ (137)	$ 5,269	$ 5,180	$ 7,306
GAAP weighted-average shares outstanding	37,846	38,177	38,558	38,877	38,367
stock	-	-	-	-	-
Participating securities	-	-	629	653	544
Non-GAAP weighted-average number of shares, basic	37,846	38,177	39,187	39,530	38,911
Dilutive effect of common stock equivalents	-	-	4,290	4,654	4,228
Non-GAAP weighted-average number of shares, diluted	37,846	38,177	43,477	44,184	43,139
Non-GAAP net income (loss) per share, basic	$ (0.08)	$ 0.00	$ 0.13	$ 0.13	$ 0.19
Non-GAAP net income (loss) per share, diluted	(0.08)	0.00	0.12	0.12	0.17

2021	Q1	Q2	Q3	Q4	Total
Net income (loss)	$ (6,149)	$ (7,890)	$ (6,880)	$ (8,750)	$ (29,669)
Adjustments:					
Income tax expense (benefit)	322	(1,038)	203	138	(375)
Other (income) expense	(26)	(118)	(102)	(90)	(336)
Interest (income) expense, net	74	32	20	37	163
Depreciation and amortization	3,717	3,695	3,899	3,748	15,059
Stock-based compensation	8,054	11,606	10,072	7,988	37,720
Restructuring charges	-	-	-	-	-
Adjusted EBITDA	$ 5,992	$ 6,287	$ 7,212	$ 3,071	$ 22,562
Net income (loss)	$ (6,149)	$ (7,890)	$ (6,880)	$ (8,750)	$ (29,669)
Add back:					
Stock-based compensation (1)	8,054	11,606	10,072	7,988	37,720
Valuation allowance on foreign deferred tax assets	-	-	-	-	-
Acquisition and integration-related costs	-	-	-	-	-
Amortization of purchased intangibles	717	718	718	518	2,671
Restructuring charges	-	-	-	-	-
Non-GAAP net income (loss)	$ 2,622	$ 4,434	$ 3,910	$ (244)	$ 10,722
GAAP weighted-average shares outstanding	40,048	42,313	42,884	43,277	42,142
stock	-	-	-	-	-
Participating securities	653	614	774	-	699
Non-GAAP weighted-average number of shares, basic	40,701	42,927	43,658	43,277	42,841
Dilutive effect of common stock equivalents	4,691	4,334	3,986	-	4,341
Non-GAAP weighted-average number of shares, diluted	45,392	47,261	47,644	43,277	47,182
Non-GAAP net income (loss) per share, basic	$ 0.06	$ 0.10	$ 0.09	$ (0.01)	$ 0.25
Non-GAAP net income (loss) per share, diluted	0.06	0.09	0.08	(0.01)	0.23

2022	Q1	Q2	Q3	Q4	Total
Net income (loss)	$ (8,622)	$ (10,342)	$ (12,955)	$ (22,659)	$ (54,579)
Adjustments:					
Income tax expense (benefit)	343	(10)	110	(99)	344
Other (income) expense	(29)	106	31	(446)	(338)
Interest (income) expense, net	(0)	(71)	(167)	(291)	(529)
Depreciation and amortization	3,738	3,805	4,084	4,072	15,699
Stock-based compensation	6,553	6,680	7,495	6,029	26,757
Restructuring charges	-	-	-	3,892	3,892
Adjusted EBITDA	$ 1,982	$ 168	$ (1,402)	$ (9,502)	$ (8,754)
Net income (loss)	$ (8,622)	$ (10,342)	$ (12,955)	$ (22,659)	$ (54,579)
Add back:					
Stock-based compensation (1)	6,553	6,680	7,495	6,029	26,757
Valuation allowance on foreign deferred tax assets	-	-	-		-
Acquisition and integration-related costs	-	-	-		-
Amortization of purchased intangibles	472	407	360	435	1,674
Restructuring charges	-	-	-	3,892	3,892
Non-GAAP net income (loss)	$ (1,597)	$ (3,256)	$ (5,100)	$ (12,303)	$ (22,256)
GAAP weighted-average shares outstanding	43,655	44,178	44,786	45,039	44,436
stock	-	-	-	-	-
Participating securities	-	-	-	-	-
Non-GAAP weighted-average number of shares, basic	43,655	44,178	44,786	45,039	44,436
Dilutive effect of common stock equivalents	-	-	-	-	-
Non-GAAP weighted-average number of shares, diluted	43,655	44,178	44,786	45,039	44,436
Non-GAAP net income (loss) per share, basic	$ (0.04)	$ (0.07)	$ (0.11)	$ (0.27)	$ (0.50)
Non-GAAP net income (loss) per share, diluted	(0.04)	(0.07)	(0.11)	(0.27)	(0.50)

(1) There is no income tax effect related to the stock-based compensation, acquisition and integration-related costs, and amortization of purchased intangibles adjustments due to the full valuation allowance in the U.S.

Supplemental Information | Key Revenue Metrics

nLight, Inc. (in thousands, except per share data)	2018					2019				
	Q1	Q2	Q3	Q4	Totals	Q1	Q2	Q3	Q4	Totals
Revenues by end market										
Industrial	$ 19,146	$ 25,251	$ 20,890	$ 17,476	**$ 82,762**	$ 18,124	$ 20,920	$ 18,977	$ 18,647	**$ 76,669**
Microfabrication	15,619	19,497	19,922	19,071	**74,109**	14,533	18,094	13,280	11,246	**57,152**
Aerospace and defense	7,703	6,957	10,213	9,615	**34,488**	9,204	9,034	11,556	13,003	**42,798**
Total revenues	42,467	51,705	51,025	46,162	**191,359**	41,861	48,048	43,814	42,896	**176,619**
Industrial as % of total	45 %	49 %	41 %	38 %	**43 %**	43 %	44 %	43 %	43 %	**43 %**
Microfabrication as % of total	37 %	38 %	39 %	41 %	**39 %**	35 %	38 %	30 %	26 %	**32 %**
Aerospace and defense as % of total	18 %	13 %	20 %	21 %	**18 %**	22 %	19 %	26 %	30 %	**24 %**
Revenues by geography										
North America	$ 16,109	$ 16,101	$ 20,101	$ 18,052	**$ 70,362**	$ 15,697	$ 17,899	$ 16,249	$ 17,217	**$ 67,062**
China	15,212	23,923	16,683	14,720	**70,538**	13,725	18,444	17,519	14,883	**64,573**
Rest of World	11,146	11,682	14,241	13,390	**50,459**	12,438	11,705	10,045	10,795	**44,985**
Total revenues	42,467	51,705	51,025	46,162	**191,359**	41,861	48,048	43,814	42,896	**176,619**
North America as % of total	38 %	31 %	39 %	39 %	**37 %**	37 %	37 %	37 %	40 %	**38 %**
China as % of total	36 %	46 %	33 %	32 %	**37 %**	33 %	38 %	40 %	35 %	**37 %**
Rest of World as % of total	26 %	23 %	28 %	29 %	**26 %**	30 %	24 %	23 %	25 %	**25 %**
Fiber laser revenue by power level										
High-power (>= 6kW)	17 %	24 %	30 %	27 %	**24 %**	24 %	35 %	40 %	47 %	**37 %**
Medium-power (2kW - 5kW)	49 %	44 %	43 %	51 %	**47 %**	57 %	48 %	39 %	39 %	**45 %**
Low-power (< 2kW)	34 %	32 %	27 %	22 %	**29 %**	19 %	17 %	20 %	14 %	**17 %**

nLight, Inc. (in thousands, except per share data)	2020					2021				
	Q1	Q2	Q3	Q4	Totals	Q1	Q2	Q3	Q4	Totals
Revenues by end market										
Industrial	$ 15,990	$ 22,630	$ 21,880	$ 23,978	**$ 84,478**	$ 21,400	$ 24,907	$ 26,737	$ 21,751	**$ 94,795**
Microfabrication	10,419	14,300	14,052	12,878	**51,649**	15,215	20,274	17,695	17,228	**70,412**
Aerospace and defense	16,806	15,208	25,800	28,848	**86,662**	24,730	23,932	27,803	28,474	**104,939**
Total revenues	43,215	52,138	61,732	65,704	**222,789**	61,345	69,113	72,235	67,453	**270,146**
Industrial as % of total	37 %	43 %	35 %	36 %	**38 %**	35 %	36 %	37 %	32 %	**35 %**
Microfabrication as % of total	24 %	27 %	23 %	20 %	**23 %**	25 %	29 %	25 %	26 %	**26 %**
Aerospace and defense as % of total	39 %	29 %	42 %	44 %	**39 %**	40 %	35 %	38 %	42 %	**39 %**
Revenues by geography										
North America	$ 21,046	$ 20,494	$ 31,384	$ 34,700	**$ 107,624**	$ 31,134	$ 33,095	$ 37,430	$ 41,573	**$ 143,232**
China	12,042	21,495	19,186	18,159	**70,882**	15,577	18,759	13,709	7,401	**55,446**
Rest of World	10,127	10,149	11,162	12,845	**44,283**	14,634	17,259	21,096	18,479	**71,468**
Total revenues	43,215	52,138	61,732	65,704	**222,789**	61,345	69,113	72,235	67,453	**270,146**
North America as % of total	49 %	39 %	51 %	53 %	**48 %**	51 %	48 %	52 %	62 %	**53 %**
China as % of total	28 %	41 %	31 %	28 %	**32 %**	25 %	27 %	19 %	11 %	**21 %**
Rest of World as % of total	23 %	19 %	18 %	20 %	**20 %**	24 %	25 %	29 %	27 %	**26 %**
Fiber laser revenue by power level										
High-power (>= 6kW)	49 %	54 %	58 %	47 %	**52 %**	54 %	51 %	50 %	40 %	**49 %**
Medium-power (2kW - 5kW)	39 %	35 %	34 %	39 %	**36 %**	29 %	32 %	23 %	29 %	**28 %**
Low-power (< 2kW)	12 %	11 %	8 %	14 %	**11 %**	17 %	17 %	27 %	31 %	**23 %**

nLight, Inc. (in thousands, except per share data)	2022				
	Q1	Q2	Q3	Q4	Totals
Revenues by end market					
Industrial	$ 23,996	$ 21,899	$ 22,217	$ 22,986	**$ 91,098**
Microfabrication	17,319	16,415	17,682	11,353	**62,769**
Aerospace and defense	23,144	22,513	20,194	22,340	**88,191**
Total revenues	64,459	60,827	60,093	56,679	**242,058**
Industrial as % of total	37 %	36 %	37 %	41 %	**38 %**
Microfabrication as % of total	27 %	27 %	29 %	20 %	**26 %**
Aerospace and defense as % of total	36 %	37 %	34 %	39 %	**36 %**
Revenues by geography					
North America	$ 35,144	$ 35,682	$ 32,793	$ 33,835	**$ 137,454**
China	7,139	4,672	5,230	4,246	**21,287**
Rest of World	22,176	20,473	22,070	18,598	**83,317**
Total revenues	64,459	60,827	60,093	56,679	**242,058**
North America as % of total	55 %	59 %	55 %	60 %	**57 %**
China as % of total	11 %	8 %	9 %	7 %	**9 %**
Rest of World as % of total	34 %	34 %	37 %	33 %	**34 %**
Fiber laser revenue by power level					
High-power (>= 6kW)	39 %	40 %	31 %	49 %	**40 %**
Medium-power (2kW - 5kW)	26 %	19 %	24 %	21 %	**23 %**
Low-power (< 2kW)	35 %	41 %	45 %	30 %	**38 %**

Note: Percentages may not total to 100 due to rounding.

Supplemental Information | Revenue by power level

Fiber Laser Revenue by Power - Quarterly

Percent of total fiber laser sales



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2016
2017
2018
2019
2020
2021
2022
60% 59% 64% 61% 58% 51% 49% 43% 34% 32% 27% 22% 19% 17% 20% 14% 12% 11% 9% 14% 17% 17% 27% 31% 35% 41% 45% 30%
40% 41% 36% 39% 40% 45% 39% 43% 49% 44% 43% 51% 57% 48% 39% 39% 39% 35% 34% 39% 29% 32% 23% 29% 26% 19% 24% 21%
2% 4% 13% 14% 17% 24% 30% 27% 24% 35% 40% 47% 49% 54% 58% 47% 54% 51% 50% 40% 39% 40% 31% 49%
Low Power
< 2kW
Medium Power
2kW – 5kW
High Power
>6kW

nLIGHT

Note: Percentages may not total to 100 due to rounding.